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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Real Estate Associates Limited III
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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                       REAL ESTATE ASSOCIATES LIMITED III
                            9090 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                                     URGENT

                                                                   July 26, 2001

Dear Limited Partners:

     Bond Purchase, L.L.C. claims that it may be close to seizing control of your Partnership and its assets, and it is now more important than ever for you to act. PLEASE ACT TODAY TO PROTECT THE VALUE OF YOUR INVESTMENT FROM THIS "VULTURE FUND" -- DO NOT SIGN ANY BLUE CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE. INSTEAD, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR WHITE REVOCATION OF CONSENT CARD. The deadline to fax in your WHITE consent revocation card is TUESDAY, JULY 31, 2001.

     We urge you to consider the facts:

     - WHO IS BOND PURCHASE? Bond Purchase was described by a Missouri Circuit Court in October 1999 as follows: "[Bond Purchase] and its principals run what are known in the investment community as 'vulture funds,' seeking to buy limited portions of real estate partnerships with a view to ousting current management and potential liquidation of the partnership assets." (emphasis added) We believe its interests are not aligned with yours. DO NOT BE MISLED.

       Bond Purchase conveniently failed to tell you about the lawsuit filed by NAPICO on June 19, 2001. We believe that Mr. Johnson and entities he controls are improperly withholding -- in concert with Bond
       Purchase -- at least $2.2 million in proceeds owed to NAPICO-affiliated limited partners of certain limited partnerships Mr. Johnson's entities control. Bond Purchase now wants to seize control of your Partnership and its valuable assets. Given its history, can you trust Bond Purchase to act in your best interests?

     - HOW HAVE YOUR GENERAL PARTNERS PERFORMED? Your General Partners have been successful in managing your Partnership and its assets. From the Partnership's inception through 1990, the limited partners obtained tax benefits in excess of their investments. In 1998, we sold our interest in many real estate assets and in March 1999, we made a cash distribution to the limited partners of more than $6.8 million. We continue to negotiate with appropriate parties to sell or refinance our remaining interests in real estate assets, to bring the maximum value to all of our limited partners. Do not be misled.
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     - IS IT NECESSARY TO MAINTAIN A CASH RESERVE?  Yes. We have maintained our cash reserves to provide your Limited Partnership with the financial flexibility to negotiate with local general partners in our continuing efforts to sell assets, and as a potential distribution to you to cover potential income tax liability you may incur if we sell such assets. Nevertheless, we have determined to distribute up to $3 million of our cash reserves to you by year end to the extent not otherwise utilized prior to that time. This distribution of cash reserves, when declared, will be in addition to the approximately $6.9 million cash distribution made to limited partners in 1999. DO NOT BE MISLED.

     To ensure that your General Partners are not removed, PLEASE FAX AND MAIL YOUR WHITE CONSENT REVOCATION CARD TODAY if you have not already done so to:

                           ACS Security Services Inc.
                          3988 No. Central Expressway
                              Bldg. 5, Sixth Floor
                                Dallas, TX 75204
                              Fax: (214) 887-7198
                              Attn: Shari Eastwood

For your convenience, we have enclosed another consent revocation card for your use.

     THIS INFORMATION WAS FURNISHED ON BEHALF OF REAL ESTATE ASSOCIATES LIMITED III BY ITS GENERAL PARTNERS AND IS BEING MAILED TO LIMITED PARTNERS ON OR ABOUT JULY 26, 2001. IMPORTANT INFORMATION ABOUT THE PARTNERSHIP'S CONSENT REVOCATION SOLICITATION ARE CONTAINED IN THE DEFINITIVE CONSENT REVOCATION MATERIALS WHICH HAVE ALREADY BEEN SENT TO YOU. YOU MAY OBTAIN A COPY OF THE PARTNERSHIP'S CONSENT REVOCATION MATERIALS FILED ON FORM DEFC14A FREE OF CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE PARTNERSHIP WILL ALSO PROVIDE YOU WITH A COPY OF ITS MATERIALS WITHOUT CHARGE. YOU MAY ALSO VIEW PARTNERSHIP INFORMATION ON THE PARTNERSHIP'S WEB SITE AT HTTP://WWW.NAPICO.COM. THE CONTENTS OF THE PARTNERSHIP'S WEB SITE ARE NOT DEEMED TO BE A PART OF THE CONSENT REVOCATION MATERIALS. FOR ADDITIONAL INFORMATION ABOUT THIS CONSENT REVOCATION SOLICITATION, PLEASE CONTACT D.F. KING AT THE TOLL-FREE NUMBER PROVIDED BELOW.

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     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL D.F. KING & CO.,
INC., WHICH IS ASSISTING US IN THIS MATTER, AT 1-800-269-6427.

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                            CONSENT REVOCATION CARD

                       REAL ESTATE ASSOCIATES LIMITED III

       THIS REVOCATION OF CONSENT IS SOLICITED BY REAL ESTATE ASSOCIATES LIMITED III IN OPPOSITION TO THE SOLICITATION BY BOND PURCHASE, LLC.

     The undersigned, a limited partner of Real Estate Associates Limited III (the "Partnership"), acting with respect to all of the limited partnership interests held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

              THE GENERAL PARTNERS OF THE PARTNERSHIP UNANIMOUSLY
             RECOMMEND THAT YOU "REVOKE CONSENT" FOR ITEMS 1 AND 2.

1. Removal of General Partners

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

2. Continuation of the Partnership and election of new general partner, New G.P.

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

     IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

         PLEASE SIGN, DATE, FAX TO (214) 887-7198 ATTN: SHARI EASTWOOD
                  AND MAIL THIS CONSENT REVOCATION CARD TODAY.

     Please sign your name below. If your interests are held jointly, each limited partner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated: -------------------------, 2001

                                          --------------------------------------
                                          Name:



                                          --------------------------------------
                                          Title:



                                          --------------------------------------
                                          Name (if held jointly):
                                          Title:

                                          PLEASE SIGN, DATE AND RETURN THIS
                                          CONSENT REVOCATION PROMPTLY. IF YOU
                                          HAVE ANY QUESTIONS OR NEED ASSISTANCE,
                                          PLEASE CALL D.F. KING & CO., INC.
                                          TOLL-FREE AT 1-800-269-6427.